SUPPLEMENT TO THE PROSPECTUS

Supplement dated January 29, 2026, to the Prospectus dated April 30, 2025.

MFS® Global Equity Series

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Colin Moore	March 2026	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Effective December 31, 2026, Roger Morley will no longer be a portfolio manager of the fund.

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Colin Moore	Portfolio Manager	Employed in the investment area of MFS since 2014

VGE-SUP-I-012926